UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 5, 2024

NEONODE INC.

(Exact name of issuer of securities held pursuant to the plan)

Commission File Number 1-35526

Delaware	94-1517641
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

Karlavägen 100, 115 26 Stockholm, Sweden

(Address of Principal Executive Office, including Zip Code)

+46 (0) 702958519

Registrant’s telephone number, including area code:

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NEON	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 5, 2024, Neonode Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders. The following matters were submitted to the Company’s stockholders:

Proposal 1: Election of Director

Mrs. Cecilia Edström was reelected to the Board of Directors for a three-year term as a Class I director. The results of the votes were as follows:

Proposal	Votes For	Withheld	Broker Non-Votes
Elect Cecilia Edström to a three-year term to the Board of Directors	4,376,822	97,596	686,244

Proposal 2: Ratification of Independent Registered Public Accounting Firm

On June 24, 2024, the Company filed a Current Report on Form 8-K announcing that on May 20, 2024, the partners and professional staff of KMJ Corbin & Company LLP (“KMJ”), which was engaged as the independent registered public accounting firm of the Company, joined Crowe LLP (“Crowe”). As a result, KMJ resigned as the Company’s independent registered public accounting firm on June 18, 2024, and the Audit Committee of the Company’s Board of Directors approved the appointment of Crowe as the Company’s independent registered public accounting firm for the Company’s fiscal year ending December 31, 2024.

As a result of the resignation of KMJ, the Company withdrew Proposal 2 from the agenda of the Company’s 2024 Annual Meeting of Stockholders, which requested that the Company’s stockholders ratify the appointment of KMJ as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. In conjunction with the Company’s 2025 Annual Meeting of Stockholders, the Company intends to ask stockholders to ratify the appointment of Crowe as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending December 31, 2025.

Proposal 3: Say-On-Pay Vote

Stockholders indicated their approval, on an advisory basis, of the compensation of the Company’s named executive officers. The results of the votes were as follows:

Proposal	Votes For	Votes Against	Abstentions	Broker Non-Votes
Advisory vote on named executive officer compensation	4,396,930	52,452	1,848	709,430

Proposal 4: Say-On-Frequency Vote

Stockholders indicated their choice of the option of every one year as the preferred frequency for the advisory vote of the compensation of the Company’s named executive officers. The results of the votes were as follows:

Proposal	One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
Frequency of advisory vote on named executive officer compensation	4,437,968	1,055	8,206	4,003	709,430

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: July 5, 2024	NEONODE INC.

	By:	/s/ Fredrik Nihlén
	Name:	Fredrik Nihlén
	Title:	Interim President and Chief Executive Officer, Chief Financial Officer

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